UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Laureate Education, Inc.
(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! LAUREATE EDUCATION, INC. 2021 Annual Meeting If voting in advance of the meeting, you must do so by May 25, 2021 11:59 PM EDT BALTIMORE, MARYLAND 21202-4382 D47697-P48005 You invested in LAUREATE EDUCATION, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2021. Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 26, 2021 10:00 AM EDT www.virtualshareholdermeeting.com/LAUR2021 *Please check the meeting materials for any special requirements for meeting attendance. A list of the holders of record of Laureate’s Class A common stock and Class B common stock will be available at the 2021 Annual Meeting webcast at www.virtualshareholdermeeting.com/LAUR2021. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items To elect ten (10) directors, each of whom shall hold office for a one year term until the 2022 Annual Meeting of Stockholders. Nominees: Board Recommends For Brian F. Carroll Andrew B. Cohen William L. Cornog Pedro del Corro Michael J. Durham Kenneth W. Freeman George Muñoz Dr. Judith Rodin Eilif Serck-Hanssen Ian K. Snow To approve the advisory vote to approve named executive officer compensation. To ratify the appointment of PricewaterhouseCoopers LLP as Laureate’s independent registered public accounting firm for the year ending December 31, 2021. NOTE: At their discretion, the Proxies are authorized to transact such other business as may properly come before the 2021 Annual Meeting and any adjournments thereof. For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D47698-P48005